Exhibit 99.1
March 23, 2010
Sidoti
Emerging Growth Institutional Investor Forum

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the
Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
■Increasing competition in the communications industry; and
■A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Copies of this
Form 10-K, as well as subsequent filings, are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effectors of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its business and for budget planning purposes.

Agenda

Introduction and Shentel Overview - Earle MacKenzie - EVP/COO
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials - Adele Skolits - CFO

Shenandoah Telecommunications Company
■ Reporting Segments: Wireless, Wireline and Cable
■ Shentel Management Company: Allocation subsidiary for all
 employees and shared expenses
Allocation Subsidiary
Wireline Entities
Wireless Entities
Shenandoah
Telecommunications
Company
Shentel Cable
Company
Shentel Service
Company
Shenandoah Mobile
Company
Shenandoah Cable
Television Company
Shentel Management
Company
Shentel
Communications
Company
Shenandoah
Telephone Company
Shenandoah
Personal
Communications
Company
Shenandoah
Network Company
Shenandoah Long
Distance Company
Cable Entities

Business Overview
■ Public company with 4,400+ shareholders
 ▶ ≈ 70% individual / 30% institutional
■ Sprint PCS Affiliate of Sprint Nextel
■ Profitable
■ Strong growth
■ Healthy balance sheet
■ Continuity of ownership & management
■ Focused business plan

Growth Strategy - Capitalize on Core Competencies
■ Wireless
 ▶ Increase penetration in existing PCS footprint
 ▶ Look for new wireless opportunities in surrounding
 geographic areas
■ Cable
 ▶ Focus on smaller less competitive markets
 ▶ Build clusters to gain operating efficiencies
 ▶ Upgrade networks to offer “Triple Play”
■ Wireline
 ▶ Attractive markets at reasonable prices

SHENTEL

Cable
10%
Wireline
20%
Wireless
70%

Segment	OIBDA	% Margin	% of Total
Wireless	$60.5	53%	80%
Wireline	20.9	65%	28%
Cable	(2.4)	-18%	-3%
Other	(3.5)	N/A	-5%
Total	$75.5	47%

Segment Overview

Year Ending December 31, 2009

Total External Revenues = $160.6 million
Operating Income Before Depreciation &
Amortization (OIBDA) by Segment
Revenue by Segment

Agenda

Introduction and Shentel Overview
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials

Altoona
PENNSYLVANIA
Harrisburg
York
Hanover
Hagerstown
MARYLAND
Baltimore
Winchester
Washington D.C.
VIRGINIA
Harrisonburg
322
99
76
70
81
30
15
16
40
83
95
522
480
340
37
695
270
495
66

PCS Overview
■ Only remaining public Sprint
 Nextel affiliate
■ 2.3 million licensed POPs
■ 2.0 million covered POPs
■ 223k total subscribers
 ▶ 11.0% penetration of covered
 POPs
■ 476 CDMA base stations
■ 334 EVDO enabled cell sites
 ▶ 95% EVDO covered POPs
■ $41,000 Estimated Average
 household income

Profile of the Sprint Nextel Relationship

• Current contract through 2019 with two 10 year extensions
• Upon expiration of contract - Shentel compensated based on enterprise value
• Settlement simplification in place through contract unless amended by both parties
 ➢8% of Revenue - Spectrum, Brand, National Platform
 - Fixed for life of contract
 ➢8.8% of revenue - all other settlement items (billing,
  customer care, long distance, travel)

 - Can change annually with maximum of 12%
• Plan to be able to offer:
 ➢All CDMA prepaid offerings by end of Q2 2010

 ➢4G - York and Harrisonburg, PA - Q2 2010

154
187
211
223
2006
2007
2008
2009

EVDO Sites
Non-EVDO Sites
332
346
52
411
211
476
334
2006
2007
2008
2009

1.90%
2.30%
1.90%
2.09%
2006
2007
2008
2009

Penetration (%)

8.8%
10.3%
10.9%
11.0%
2006
2007
2008
2009

Key Operational Metrics - PCS

Periods Ending December 31

Retail Subscribers (000s)
Number of Cell Sites
Churn (%)
EVDO Sites
Non-EVDO Sites

Attractive Service Revenue Growth - PCS

12 Months Ending

Gross Billed PCS Revenue ($ millions)1
1 Before credits and fees
13 % CAGR

$144.8
$134.2
$6.8
$10.0
$11.1
$14.7
$102.2
$8.1
$9.0
$9.9
$15.0
$92.2
Up 11%
12/31/08
12/31/09

PCS Revenues

12 Months Ending

Billed Revenue ($ millions)
Up 8%
Bad Debt
Management Fee
Service Credits
Service Fee
Net Revenue

Voice
Data
$55.10
$56.35
$55.84
$54.86
$41.58
$39.21
$37.49
$35.16
$13.52
$17.14
$18.35
$19.70
2Q08
4Q08
2Q09
4Q09

[1] Before credits and fees

PCS Revenue per Subscriber

Period Ending

Gross Billed Revenue per Subscriber1

$93.5
$106.9
$115.7
12/31/07
12/31/08
12/31/09

$47.3
$53.3
$60.5
12/31/07
12/31/08
12/31/09

Wireless Segment

12 Months Ending

Reported Revenue ($ millions)
OIBDA ($ millions)
13% CAGR

$50
$40
$30
$20
$10
$0
$14.1
$45.1
$27.5
$12.5
2007
2008
2009
2010E

Capital Expenditures - Wireless

12 Months Ending

Capital Expenditures by Category ($ millions)
# Cell Sites 346 411 476 503
% Covered POPs 79% 85% 87% 88%
# EVDO Sites 52 211 334 365
% POPs Covered 27% 86% 94% 95%
Other
Capacity
Coverage
EVDO
Towers

Agenda

Introduction and Shentel Overview
Overview of Wireless
Overview of Cable
Overview of Wireline
Financials

Cable TV Overview
■ Complimentary (with LEC business)
 ▶ 15k Homes Passed
 ▶ 8k Video Subscribers
■ Offensive positioning (Outside ILEC)

 ▶ 36k Homes Passed
 ▶ 15k Video and 2k Internet Subscribers
■ All two-way by Q3 2010

Cable TV

24.3
1.1
4.6
18.6
24.2
1.1
4.8
18.3
24.2
1.3
4.8
18.1
23.9
1.5
5.1
17.3
24.9
2.1
6.5
16.3
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09

RGUs (000s)
Excludes markets sold in November 2009 for all periods shown and only includes internet for areas outside ILEC service area
Digital
Internet
Basic

$5.1
$6.1
$15.6
12/31/07
12/31/08
12/31/09

$0.3
($0.8)
($2.4)
12/31/07
12/31/08
12/31/09

Cable TV

12 Months Ending

Revenue ($ millions)
OIBDA ($ millions)
Includes Rapid Communications acquisition December 1, 2008

Agenda

Introduction and Shentel Overview
Overview of PCS
Overview of Cable
Overview of Wireline
Financials

Wireline Customers

December 31, 2009
■ 24.4k LEC access lines
■ Acquisition of North River
 Telephone closed November
 2nd
 ▶ 0.9k access lines
■ 11.0k DSL subscribers
 ▶ 45% Penetration of Access
 Lines
■ 3.4k dial-up Internet
 subscribers
■ 10.9k long distance
 subscribers
■ One FTTH community in
 service outside of LEC area
■ Fiber Network
 ▶ Route miles: 1,558

SHENTEL

24.5
24.0
24.4
12/31/07
12/31/08
12/31/09

DSL
Dial-up
8.1
7.5
9.9
4.9
11.0
3.4
12/31/07
12/31/08
12/31/09

Access lines (000s)
-0.2% CAGR
Internet Customers (000s)
1 DSL only available within LEC area
2 Dial-up offered inside and outside the LEC area
Wireline Customers

1
2
NRTC 0.9K access lines acquired 11/2/2009

$44.1
$45.4
$45.1
12/31/07
12/31/08
12/31/09

$18.6
$22.4
$20.9
12/31/07
12/31/08
12/31/09

Wireline Overview

12 Months Ending

Revenue ($ millions)
OIBDA ($ millions)

Agenda

Introduction and Shentel Overview
Overview of PCS
Overview of Wireline
Overview of Cable
Financials - Adele Skolits - CFO

Key Financial Results – Continuing Operations[1]

12 Months Ending

$175
$150
$125
$100
$75
$50
$25
$0
11% CAGR
$130.4
$144.4
$160.6
12/31/07
12/31/08
12/31/09

7% CAGR
$21.9
$26.1
$25.1
12/31/07
12/31/08
12/31/09

Net Income from Continuing Operations
($ millions)
Revenue ($ millions)
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

Wireless
Wireline
Cable

SHENTEL

Key Financial Results – Continuing Operations[1]

12 Months Ending

$36.3
$45.2
$42.8
12/31/07
12/31/08
12/31/09

$60.0
$71.9
$75.5
12/31/07
12/31/08
12/31/09

Operating Income ($ millions)
Operating Income Before Depreciation &
Amortization ($ millions)
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

SHENTEL

$0.93
$1.11
$1.06
12/31/07
12/31/08
12/31/09

$0.79
$1.03
$0.64
12/31/07
12/31/08
12/31/09

Key Financial Results - Consolidated

12 Months Ending
Earnings Per Share
- Continuing Operations1
Earnings Per Share
- Net Income
2
1 Shentel Converged Services has been reclassed as discontinued operations. All results have been restated.

2 Includes $10.7 million write down of Converged Service Business Unit ($0.45 per share) in Q1 2009

Wireless
Wireline
Cable
Other
Cable
0.2
29.1
7.0
8.1
13.8
65.5
9.5
10.0
10.5
45.1
53.2
3.5
13.5
8.7
27.5
41.1
3.1
12.1
13.5
12.4
2007 Actual
2008 Actual
2009 Actual
2010 Estimated

Total Capex

12 Months Ending
Capital Expenditures by Segment ($ millions)

Q&A

Appendix

SHENTEL

Gross billed revenue	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09
Wireless segment total operating revenues	$27,341	$27,526	$27,611	$28,804	$29,060	$28,690	$29,142
Equipment revenue	(1,511)	(1,410)	(994)	(1,270)	(1,169)	(1,046)	(1,037)
Other revenue	(3,320)	(1,876)	(2,270)	(2,174)	(2,190)	(2,357)	(2,257)
Wireless service revenue	22,510	24,240	24,347	25,360	25,701	25,287	25,848
Service credits	3,683	4,000	3,836	3,764	3,310	3,987	3,664
Write-offs	1,750	1,903	1,914	1,705	1,564	1,916	1,597
Management fee	2,203	2,336	2,404	2,482	2,529	2,484	2,533
Service fee	2,423	2,570	2,644	2,730	2,782	2,732	2,786
Gross billed revenue	$32,571	$35,049	$35,115	$36,041	$35,886	$36,406	$36,428
Average subscribers	197,055	203,454	207,882	212,196	214,208	217,659	221,338
Voice Gross Revenue per Subscriber	$41.58	$40.67	$39.21	$38.62	$37.49	$36.68	$35.16
Data Gross Revenue per Subscriber	13.52	16.76	17.14	17.99	18.35	19.07	19.70
Total Gross Billed Revenue per Subscriber	$55.10	$57.42	$56.35	$56.62	$55.84	$55.75	$54.86

Non-GAAP Financial Measure - Billed Revenue per Subscriber

Period Ending

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$40,175	$12,576	($6,070)	($3,854)	$42,827
Depreciation and amortization	20,293	8,317	3,700	320	32,630

OIBDA	$60,468	$20,893	($2,370)	($3,534)	$75,457

Non-GAAP Financial Measure - OIBDA

12 Months Ended 12/31/2009

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$35,877	$14,749	($916)	($4,499)	$45,211
Depreciation and amortization	17,450	7,666	1,250	304	26,670

OIBDA	$53,327	$22,415	$334	($4,195)	$71,881

Non-GAAP Financial Measure - OIBDA

12 Months Ended 12/31/2008

Dollars in thousands

	Wireless	Wireline	Cable	Other	Consolidated
Operating Income	$31,024	$12,428	($1,813)	($5,365)	$36,274
Depreciation and amortization	16,254	6,138	1,050	235	23,677

OIBDA	$47,278	$18,566	($763)	($5,130)	$59,951

Non-GAAP Financial Measure - OIBDA

12 Months Ended 12/31/2007

March 23, 2010
Sidoti
Emerging Growth Institutional Investor Forum